[logo] PIONEER
       Investments(R)


                Pioneer Indo-Asia Fund
                60 State Street
                Boston, MA 02109

                URGENT, PLEASE VOTE YOUR SHARES TODAY.

                Dear Fellow Shareowner,

PLEASE VOTE!    We recently sent you a proxy card and materials for Pioneer
YOUR VOTE IS    Indo-Asia Fund (the Fund) explaining the proposed vote to merge
EXTREMELY       the Fund into Pioneer Emerging Markets Fund. WE NEED YOU TO CAST
IMPORTANT, NO   YOUR VOTE PRIOR TO THE SEPTEMBER 18, 2001 SHAREOWNER MEETING.
MATTER HOW MANY
SHARES YOU OWN. If you have not already completed and returned the proxy card included in our earlier package, please take a moment now to complete the enclosed proxy card and mail it to us in the
                postage-paid envelope provided.You may also vote by calling
                1-800-597-7836 or via the Internet at https://vote.
                proxy-direct.com. You will need the 14 digit control number shown on your proxy card.
THE BOARD OF
TRUSTEES        The proposal in the Proxy Statement has been reviewed by the
RECOMMENDS THAT Fund's Board of Trustees, whose primary role is to protect your
YOU VOTE FOR    interests as a shareowner. The Trustees recommend that you vote
THE PROPOSAL.   FOR the proposal.

                HERE IS WHAT A FOR VOTE MEANS FOR THE PROPOSAL.

YOU MAY ALSO    THE PROPOSAL:
VOTE BY CALLING
1-800-597-7836  APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE FUND
OR VIA THE      AND PIONEER EMERGING MARKETS FUND, allowing the Fund to transfer
INTERNET AT     all of its assets and liabilities to Pioneer Emerging Markets
HTTPS://VOTE.   Fund in exchange for shares of Pioneer Emerging Markets Fund.
PROXY-DIRECT.
COM. YOU WILL   If the Proposal is approved, shareowners of Pioneer Indo-Asia
NEED THE 14     Fund will receive shares of Pioneer Emerging Markets Fund, of
DIGIT CONTROL   the same class and total value. The Trustees believe the
NUMBER SHOWN    proposed changes will help current shareowners by offering them
ON YOUR PROXY   a more diversified investment in a fund that pursues a multi-
CARD.           regional emerging markets strategy. The reorganization will be tax-free for shareowners and the Funds.

                Pioneer Emerging Markets Fund has different fees, expenses and risks that Pioneer Indo-Asia Fund. We urge you to read the proxy statement/prospectus that has been mailed to you.


      Pioneer Investment Management, Inc. 60 State Street Boston, MA 02109
                              www.pioneerfunds.com
  Member of the UniCredito Italiano Banking Group, Register of Banking Groups.

                Please feel free to call Pioneer at 1-800-622-3265 if you have any questions about the proposal or the process for voting your shares or if you need another copy of the proxy statement/ prospectus.Thank you for your prompt response.

                Sincerely,



                /s/ David Tripple
                David Tripple
                President, Pioneer Investment Management, Inc.
































                                                                   10316-00-0801

      PROXY               PIONEER INDO-ASIA FUND                PROXY
     PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF PIONEER INDO-ASIA FUND
                          To be held September 18, 2001

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Dorothy E. Bourassa and Joseph P. Barri, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my
(our) fund to be held on September 18, 2001, at 2:30 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TOUCH-TONE TELEPHONE: 1-800-597-7836 CONTROL NUMBER: 782 0000 7903 101



Note: In signing,  please write name(s) exactly as appearing  hereon.
When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

_________________________________________
Signature of shareholder(s)

_________________________________________
Signature of joint shareholder(s) (if any)

                                    , 2001
------------------------------------------
Date                             PIA_11782

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY



                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.  EXAMPLE:  [X]

                                           For         Against         Abstain

1. To approve an Agreement and Plan        []            []              []
   of Reorganization between your fund
   and Pioneer Emerging Markets Fund.
   Under this Agreement your fund would
   transfer all of its assets to Emerging
   Markets Fund in exchange for shares of
   Emerging Markets Fund.  These shares
   would be distributed proportionately to
   you and the other shareholders of your
   fund.  Emerging Markets Fund would also
   assume your fund's liabilities.



     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.